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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 29, 2003
                                                           -------------


                               POLYONE CORPORATION
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               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
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   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



          Suite 36-5000, 200 Public Square, Cleveland, Ohio 44114-2304
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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Item 7.        Financial Statements and Exhibits
------------------------------------------------

               (c)  Exhibits

                    Exhibit 99.1 - Supplemental Information to Registrant's earnings release dated July 29, 2003 for the second quarter of 2003.


Item 12.       Results of Operations and Financial Condition
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               Information required under Item 12 of Form 8-K is being
furnished herewith as Exhibit 99.1 in the form of Supplemental Information to Registrant's earnings release dated July 29, 2003, for the second quarter of 2003. This Supplemental Information is not to be considered as "filed" under the Securities Exchange Act of 1934.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POLYONE CORPORATION

                              By:  /s/ Gregory P. Smith
                                   ------------------------------------
                                   Gregory P. Smith
                                   Corporate Controller and Assistant Secretary

Dated: July 30, 2003